UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒     Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Thrivent Mutual Funds

(Name of Registrant as Specified In Its Charter)

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	2)	Aggregate number of securities to which transaction applies: N/A

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☐		Fee paid with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Thrivent Mutual Funds

625 Fourth Avenue South

Minneapolis, MN 55415

Dear Shareholder:

The Board of Trustees of Thrivent Mutual Funds (the “Trust”) has scheduled a special meeting of shareholders (with any adjournments, the “Meeting”) of Thrivent Large Cap Growth Fund (the “Fund”), a series of the Trust, for July 30, 2019 to seek approval to reclassify the Fund from “diversified” to “non-diversified” within the meaning of the Investment Company Act of 1940. Please see the enclosed Proxy Statement for information about this proposal.

If the proposal is approved at the Meeting, it is expected that this change will be implemented on or about August 9, 2019.

If you are not planning to attend the Meeting in person, please vote before July 30, 2019 in one of the ways described below.

Your vote counts! You may vote quickly and easily in any one of these ways:

•	Via Internet: see the instructions on the enclosed proxy card.
•	Via telephone: see the instructions on the enclosed proxy card.
•	Via mail: use the enclosed proxy card and postage-paid envelope.
•	In person: attend the Meeting on July 30, 2019 at the Thrivent Financial corporate office in Minneapolis.

Thank you for taking this matter seriously and participating in this important process.

Sincerely,

David S. Royal,

President and Chief Investment Officer

IMPORTANT INFORMATION ON THE PROPOSAL

Although we recommend that you read the complete Proxy Statement, we have provided the following questions and answers to clarify and summarize the matter to be voted on (the “Proposal”).

Q: Why is a shareholder meeting being held?

A: A special meeting of shareholders (with any adjournments, the “Meeting”) of Thrivent Large Cap Growth Fund (the “Fund”) is being held to seek approval to reclassify the Fund from “diversified” to “non-diversified” within the meaning of the Investment Company Act of 1940 (the “1940 Act”).

Q: Who can vote?

A: Shareholders of the Fund (“Shareholders”) as of May 24, 2019 are entitled to vote at the Meeting.

Q: Why is a reclassification of the Fund’s diversification status being proposed?

A: The Fund is currently classified as a diversified fund under the Investment Company Act of 1940. This limits the Fund’s ability to hold large positions in securities in any single issuer. Under the 1940 Act, a diversified fund, such as the Fund, must not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. Government securities, and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. Because certain securities represent greater than 5% of the Fund’s index, the S&P 500 Growth Index (the “Index”), the Fund’s portfolio manager believes that the Fund could more effectively implement its investment strategy with greater flexibility to hold larger positions. As a result, the Board of Trustees (the “Board”) of Thrivent Mutual Funds (the “Trust”), for which the Fund is a series, recommends approval of the Proposal to remove the current fundamental investment restriction and reclassify the Fund as non-diversified under the 1940 Act. This would eliminate this restriction and give the Fund greater flexibility to achieve targeted weightings relative to the Index.

Q: What will happen if Shareholders do not approve the reclassification of the Fund’s diversification status?

A: If the Proposal to reclassify the Fund as non-diversified is not approved, the Fund’s current fundamental investment restriction will continue in effect and the Board

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may take such actions as it deems to be in the best interests of the Fund and its Shareholders, such as considering proposing the reorganization of the Fund into another fund.

Q: Will there be any changes in the fees and expenses borne by the Fund and its Shareholders, or in Shareholders’ rights?

A: Although the Fund will bear any direct costs related to implementing changes to the Fund’s holdings if the Proposal is approved, no changes in the fees and expenses borne by the Fund or by its Shareholders will result from the proposed changes. Specifically, the Fund’s investment advisory fee and other service provider fees all will remain unchanged. In addition, if the Proposal is approved at the Meeting the rights of Shareholders of the Fund will not change, including the right to invest and redeem shares daily without charge.

Q: If approved, when would the changes take effect?

A: It is expected that the changes would be implemented on or about August 9, 2019.

Q: Can I exchange my interests in the Fund for a different fund before the changes go into effect?

A: Yes, please refer to the most recent prospectus of the Fund for information on exchanges.

Q: Who pays the expenses of the proxy solicitation and Meeting?

A: Because the proposed reclassification is intended to benefit the Fund’s Shareholders, the expenses related to this Proxy Statement and the prospectus supplement, including any proxy solicitation costs, will be borne by the Fund. Certain indirect costs such as internal resources and support will be borne by the Fund’s investment adviser, Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”), or an affiliate.

Q: How can I vote?

A: Shareholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

•

By Internet: Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

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•

By Telephone: Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

•

By Mail: If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Shareholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Fund a written notice of revocation, by executing another proxy bearing a later date, by voting later by Internet or telephone or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

Q: When should I vote?

A: Every vote is important and the Board encourages you to record your vote as soon as possible, but in any event prior to the Meeting on July 30, 2019 if you do not plan to attend the Meeting in person. Voting your proxy now will ensure that the necessary number of votes is obtained, without the time and expense required for additional proxy solicitation.

Q: Who should I call if I have questions about the Proxy Statement?

A: Call Computershare at 866-865-3843 with your questions.

Q: How can I get more information about the Fund?

A: You may obtain a prospectus, a statement of additional information and/or annual/semiannual report for the Fund by:

•	Telephone: 800-847-4836 and say “mutual funds”

•	Mail: Thrivent Mutual Funds, P.O. Box 219348, Kansas City, Missouri 64121-9348

•	Internet:

—	For a copy of a prospectus, a statement of additional information, and/or annual/semiannual report: ThriventFunds.com

—	For a copy of the Proxy Statement: www.proxy-direct.com/thr-30636

Q: How does the Board suggest that I vote?

A: The Board, including the Independent Trustees, unanimously recommends that you vote “FOR” the Proposal.

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Thrivent Large Cap Growth Fund

a series of

THRIVENT MUTUAL FUNDS

625 Fourth Avenue South

Minneapolis, Minnesota 55415

800-847-4836

ThriventFunds.com

NOTICE OF SPECIAL MEETING

OF SHAREHOLDERS

to be Held on July 30, 2019

NOTICE IS HEREBY GIVEN THAT a special meeting of shareholders (with any adjournments, the “Meeting”) of Thrivent Large Cap Growth Fund (the “Fund”), a series of Thrivent Mutual Funds (the “Trust”), will be held at the offices of Thrivent Financial for Lutherans (“Thrivent Financial”), 625 Fourth Avenue South, Minneapolis, Minnesota 55415 on July 30, 2019 at 9:30 a.m. Central time for the following purposes:

1.	To approve a reclassification of the Fund from “diversified” to “non-diversified” within the meaning of the Investment Company Act of 1940.

2.	To transact such other business as may properly be presented at the Meeting.

The Board of Trustees of the Trust (the “Board”) has fixed the close of business on May 24, 2019 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting.

Shareholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods:

(i)

By Internet—Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

(ii)

By telephone—Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free number and required control number are printed on your enclosed proxy card. If this feature is used, there is no need to mail the proxy card.

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(iii)

By mail—If you vote by mail, please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

Shareholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Fund a written notice of revocation, by executing another proxy bearing a later date, by voting later by Internet or telephone or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Board recommends that you cast your vote FOR the Proposal as described in the Proxy Statement.

YOUR VOTE IS IMPORTANT

Please return your proxy card or record your voting instructions by telephone or via the Internet promptly no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask that you mail your proxy card or record your voting instructions by telephone or via the Internet promptly regardless of whether you plan to be present in person at the Meeting.

Date: June 6, 2019

By order of the Board of Trustees

John D. Jackson

Assistant Secretary

Thrivent Mutual Funds

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THRIVENT LARGE CAP GROWTH FUND

a series of

THRIVENT MUTUAL FUNDS

625 Fourth Avenue South

Minneapolis, Minnesota 55415

800-847-4836

ThriventFunds.com

PROXY STATEMENT

June 6, 2019

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of Thrivent Mutual Funds (the “Trust”), on behalf of its series Thrivent Large Cap Growth Fund (the “Fund”), of proxies to be voted at the a special meeting of shareholders of the Fund (“Shareholders”) to be held at the offices of Thrivent Financial, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, on July 30, 2019 at 9:30 a.m. Central time (such meeting and any adjournments are referred to herein as the “Meeting”). The solicitation of proxies for use at the Meeting is being made primarily by the mailing of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card on or about June 19, 2019 to the Fund’s shareholders of record as of the close of business on May 24, 2019 (the “Record Date”). Only shareholders of record on the Record Date will be entitled to vote at the Meeting.

Shareholders are invited to attend the Meeting and to vote in person. You may also vote by executing a proxy using one of three methods: (i) Internet, (ii) telephone, or (iii) mail. Shareholders who execute proxies by Internet, telephone or mail may revoke them at any time prior to the Meeting by filing with the Fund a written notice of revocation, by executing another proxy bearing a later date, by voting later by Internet or telephone or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy. Additional information regarding voting is included in this Proxy Statement under “Voting Information and Requirements.”

The Fund’s organizational documents are filed as part of its registration statement with the U.S. Securities and Exchange Commission. Shareholders may obtain a prospectus, a statement of additional information and/or annual/semiannual report for the Fund by:

•	Telephone: 800-847-4836 and say “mutual funds”

•	Mail: Thrivent Mutual Funds, P.O. Box 219348, Kansas City, Missouri 64121-9348

•	Internet: ThriventFunds.com.

Proposal

At the Meeting, Shareholders of the Fund will be asked to vote on a Proposal to reclassify the Fund from “diversified” to “non-diversified” within the meaning of the Investment Company Act of 1940 (“1940 Act”).

In addition, Shareholders will be asked to consider and approve such other matters as may properly come before the Meeting.

If Shareholders of the Fund approve the Proposal at the Meeting, it is expected that it will be implemented on or about August 9, 2019.

If Shareholders of the Fund do not approve the reclassification to the Fund’s diversification status, the Fund will continue to operate as a diversified fund. However, in the future, the Board may take such actions as it deems to be in the best interests of the Fund and its Shareholders.

Expenses of the Proxy

Direct expenses incurred in connection with the preparation of this Proxy Statement and the prospectus supplement, the costs of printing and distributing this Proxy Statement, any proxy solicitation costs and any similar expenses will be borne by the Fund. Thrivent Asset Mgt. estimates the total cost to be approximately $27,439, which would not have an impact on the per share net asset value of the Fund, as of the Record Date.

PROPOSAL — APPROVE THE RECLASSIFICATION OF THE FUND’S DIVERSIFICATION STATUS FROM DIVERSIFIED TO NON-DIVERSIFIED

If the Proposal is approved at the Meeting, the Fund would be subject to the following change with respect to the fundamental investment restriction regarding diversification:

Current	Proposed
The Fund will not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. Government securities, and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

The fundamental investment restriction regarding diversification will be deleted. As a result, the Fund will be classified as nondiversified and not subject to the diversification tests set forth in the 1940 Act.

Section 5(b) of the 1940 Act requires mutual funds to be classified as either diversified or non-diversified, and a fund’s diversification status is considered a fundamental policy that cannot be changed without Shareholder approval. Diversified funds are subject to the restrictions included in the above policy and non-diversified funds are not. As a result, a non-diversified fund is permitted to hold a greater percentage of its assets in the securities of a single issuer. In addition, a non-diversified fund is permitted to operate as a diversified fund, but a diversified fund cannot become non-diversified unless Shareholders approve the change.

The Fund has been constrained by operating as a diversified fund since securities of certain issuers represent greater than 5% of the Fund’s index, the S&P 500 Growth Index (the “Index”), and securities of other issuers are just below 5%. Being classified as a diversified fund has made it more difficult for the Fund to achieve targeted weightings relative to the Index with respect to these holdings because of the 5% limitation. The proposed change to the diversification policy could allow the Fund to more effectively implement its investment strategy due to greater flexibility to hold larger positions without substantially impacting its portfolio management process. Accordingly, Thrivent Asset Mgt., as the investment adviser of the Fund, recommended that the Board approve the reclassification of the Fund to non-diversified. The Board considered many aspects of the proposed reclassification, including adverse factors such as the cost of the proxy borne by the Fund and risks associated with higher concentration in certain holdings. After due consideration, the Board approved the recommendation on February 26, 2019.

If the proposal is approved at the Meeting, the Fund would continue to be subject to diversification tests under Subchapter M of the Internal Revenue Code that apply to regulated investment companies. To qualify, among other requirements, the Fund must limit its investment so that, at the close of each quarter of the taxable year, (1) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

Effect if Shareholders do not Approve the Reclassification of the Fund’s Diversification Status from Diversified to Non-Diversified

If the reclassification of the Fund’s diversification status from diversified to non-diversified is not approved, the Fund will continue to operate as a diversified fund. However, in the future, the Board may take such actions as it deems to be in the best interests of the Fund and its Shareholders.

The Board recommends that you vote “FOR” the reclassification of the Fund’s diversification status from diversified to non-diversified.

ADDITIONAL INFORMATION ABOUT THE FUND

Shareholder Information

At the close of business on the Record Date, the Fund had outstanding 91,522,322 shares, which is the total number of possible votes on the Proposal. As of the Record Date, the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. As of the Record Date, no person was known by the Fund to own beneficially or of record as much as 5% of the Fund shares (principal holders) except as follows:

Name	Class of Shares	Approximate Percentage of Ownership
National Financial Svcs Corp for Exclusive Benefit of our Customers 499 Washington Blvd., Fl. 5 Jersey City, NJ 07310-2010	S	26%
Thrivent Moderately Aggressive Allocation Fund 625 4th Ave. S. Minneapolis, MN 55415-1624	S	26%
Thrivent Moderate Allocation Fund 625 4th Ave. S. Minneapolis, MN 55415-1624	S	20%
Thrivent Aggressive Allocation Fund 625 4th Ave. S. Minneapolis, MN 55415-1624	S	12%

Under the 1940 Act, any person who owns more than 25% of the voting securities of another company is deemed a control person and is presumed to control such company. A control person may have a significant impact on the outcome of a shareholder vote.

VOTING AND SHAREHOLDER MEETING INFORMATION

General

Approval of the Proposal requires the affirmative vote of the lesser of (a) 67% or more of the voting shares of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the voting shares of the Fund. Shareholders with investments in the Fund are entitled to provide proxy cards to vote the shares related to their investments.

Record Date

The Board has fixed the close of business on May 24, 2019 as the Record Date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting. Shareholders of the Fund on the Record Date are entitled to one vote for each share held (a fractional share has a fractional vote), with no shares having cumulative voting rights. Shareholders with investments in the Fund as of the Record Date are entitled to submit proxy cards.

Quorum

One-third of the shares of the Fund outstanding and entitled to vote at the Meeting represented in person or by proxy constitutes a quorum.

Proxies

Shareholders of the Fund may vote in any one of four ways: (i) via the Internet, (ii) by telephone, (iii) by mail, by returning the proxy card, or (iv) in person at the Meeting. Instructions for Internet and telephone voting are included with the enclosed proxy materials. Shareholders who deliver voting instructions by methods (i), (ii) or (iii) may revoke them at any time prior to the Meeting by delivering a written notice of revocation, by executing another proxy card bearing a later date, by voting later by Internet or telephone or by attending the Meeting and giving voting instructions in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match voting proxy cards with Shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date. The Fund employs procedures for Internet and telephone voting, such as requiring the control number from the proxy card in order to vote by either of these methods, which it considers to be reasonable to confirm that the instructions received are genuine. If reasonable procedures are employed, the Fund will not be liable for following Internet or telephone votes which it believes to be genuine.

Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but does not receive instructions from beneficial owners or does not exercise discretionary authority) will be deemed present for quorum purposes. Abstentions and broker non-votes have the same effect as votes “AGAINST” the Proposal.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” the approval of the Proposal. Proxy votes that are not timely received will not be counted for purposes of quorum or for or against the Proposal.

Any shares of the Fund held by Thrivent Asset Mgt. or any of its affiliates for their own account and any shares held in asset allocation funds managed by Thrivent Asset Mgt. will be voted in proportion to the proxy cards received for all shares participating in the solicitation.

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about June 19, 2019. Shareholders of the Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of Thrivent Asset Mgt. and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. The Fund may retain Computershare Fund Services (“Computershare”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. However, Thrivent Asset Mgt. anticipates that additional telephone solicitation by Computershare will not be necessary. Any proxy solicitation expenses will be paid by the Fund while certain indirect costs will be paid by Thrivent Asset Mgt., although the expectation is that there will be no additional expenses for proxy solicitation.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which, no postage is required if mailed in the United States, or record your voting instructions by telephone or via the Internet promptly.

Possible Adjournment

In the event that a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of Shareholders based on a consideration of all relevant factors, including the nature of the particular proposal, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Meeting to be adjourned.

Other Matters to Come Before the Meeting

The Board knows of no business other than that described in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment.

Annual Meeting of Shareholders

There will be no annual or further special meetings of Shareholders of the Fund unless required by applicable law or called by the Board in its discretion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent Shareholder meeting should send their written proposals to the Secretary of Thrivent Mutual Funds, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Shareholder proposals should be received in a reasonable time before the solicitation is made.

GENERAL INFORMATION

Management of the Fund

The Board. The Board is responsible for the overall oversight of the operations of the Fund and performs the various duties imposed on the trustees of investment companies by the 1940 Act and under applicable state law.

The Adviser. Thrivent Asset Mgt. is the investment adviser for the Fund. Thrivent Asset Mgt. and its investment advisory affiliate, Thrivent Financial, have been in the investment advisory business since 1986 and managed approximately $124 billion in assets as of March 29, 2019, including approximately $52 billion in mutual fund assets. These advisory entities are located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Other Service Providers

Thrivent Asset Mgt., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, provides administrative personnel and services necessary to operate the Fund and receives an administration fee from the Fund. Thrivent Distributors, LLC is the Fund’s principal underwriter and distributor and is located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415. The custodian for the Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. PricewaterhouseCoopers LLP, 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402, serves as the Fund’s independent registered public accounting firm.

Organization

The Trust is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a Massachusetts Business Trust on March 10, 1987. It is made up of 24 separate series (including the Fund), each of which in effect a separate investment fund and a separate class of capital stock of the Trust is issued with respect to each of its series.

By Order of the Board of Trustees

John D. Jackson

Assistant Secretary

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
VOTE IN PERSON Attend Shareholder Meeting 625 Fourth Avenue South Minneapolis, MN 55415 on July 30, 2019

Please detach at perforation before mailing.

PROXY	THRIVENT LARGE CAP GROWTH FUND
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 30, 2019
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THRIVENT MUTUAL FUNDS

The undersigned hereby appoints Michael W. Kremenak, Jill M. Forte, and John D. Jackson, or any of them, with the right of substitution, proxies of the undersigned at the special meeting of shareholders of Thrivent Large Cap Growth Fund (the “Fund”), a series of Thrivent Mutual Funds (the “Trust”), to be held at the offices of Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, Minnesota 55415 on July 30, 2019 at 9:30 a.m. Central Time, or at any adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Proxy Statement, which describes the matters to be considered and voted on.

This proxy will be voted as instructed. If no specification is made for a proposal, the proxy will be voted “FOR” the proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

TLG_30636_052819

EVERY VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on July 30, 2019.

The Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/thr-30636

Please detach at perforation before mailing.

  THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF TRUSTEES. YOUR VOTE IS IMPORTANT.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

Proposal YOUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

1. To approve a reclassification of the Fund from “diversified” to “non-diversified” within the meaning of the Investment Company Act of 1940.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2. To transact such other business as may properly be presented at the Meeting or any adjournment thereof.

Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

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xxxxxxxxxxxxxx	TLG 30636	M xxxxxxxx	+